                                                                   EXHIBIT 10.14


                   AMENDMENT dated as of october 23, 1998 (this ""Amendment''), to the Credit Agreement dated as of June 24, 1997, as amended by the Release and Amendment dated as of December 15, 1997 and the Amendment dated as of April 20, 1998 (the ""Credit Agreement''), among ARM FINANCIAL GROUP, INC., a Delaware corporation (the "Borrower"), the financial institutions from time to time party thereto (the ""Lenders'') and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent for the Lenders (in such capacity, the ""Agent'').

          WHEREAS the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement as set forth herein;

          WHEREAS the Lenders are willing, on the terms, subject to the conditions and to the extent set forth below, to provide such amendments; and

          WHEREAS capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

          SECTION 1.  AMENDMENT TO CREDIT AGREEMENT
(a) Section 6.04(e) of the Credit Agreement is amended in its entirety to read as follows:

          ""(e) investments consisting of loans to ARM Capital Advisors Holdings, LLC in connection with the purchase of ARM Capital Advisors LLC and the provision of working capital loans to ARM Capital Advisors, LLG in an aggregate amount for all such loans not in excess of $6,000,000 at any time outstanding.''

          (b) Section 6.04(f) of the Credit Agreement is amended in its entirety to read as follows:

          "(f)   investments in (including cash capital contributions to) the
     Designated Subsidiaries in an amount not greater in the aggregate for both such Subsidiaries than $16,500,000 plus any amounts contributed in satisfaction of amounts that are due from but have not been paid by Integrity under the Total Return Swap:"

         SECTION 2. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to each Lender, on and as of the date hereof, and after giving effect to this Amendment, that:

          (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date; and

          (b)  no Event of Default or Default has occurred and is continuing.

          SECTION 4. EFFECTIVENESS. The amendments to the Credit Agreement set forth in Section 1 shall become effective only upon receipt by the Agent of duly executed counterparts hereof which, when taken together, bear the authorized signatures of the Borrower and the Required Lenders.

          SECTION 3. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          SECTION 5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 6. EXPENSES. The Borrower agrees to pay all expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including the fees, charges and disbursements of counsel.

          SECTION 7. HEADINGS. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

          SECTION 8. EFFECT OF THIS AMENDMENT GENERALLY. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other loan

Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                       ARM FINANCIAL GROUP, INC.,

                                         by /s/ Peter S. Resnik
                                           ----------------------------
                                           Name:  Peter S. Rsenik
                                           Title: Treasurer

                                         by /s/ John R. Lindholm
                                           ----------------------------
                                           Name:  John R. Lindholm
                                           Title: President, Retail Bus. Div

                                       THE CHASE MANHATTAN BANK,
                                       individually, as Administrative
                                       Agent,

                                         by /s/ Peter Plattin
                                           ----------------------------
                                           Name:  Peter Plattin
                                           Title: Vice President

                                       BANK OF TOKYO-MITSUBISHI TRUST
                                       COMPANY.

                                         by /s/ J. Beckwith
                                           ----------------------------
                                           Name:  J. Beckwith
                                           Title: Vice President

                                       DEUTSCHE BANK, AG, NEW YORK
                                       AND/OR CAYMAN ISLANDS BRANCHES,

                                         by /s/ John S. McGill
                                           ----------------------------
                                           Name:  John S. McGill
                                           Title: Vice President

                                         by /s/ Gayma Z. Shivnarain
                                           ----------------------------
                                           Name:  Gayma Z. Shivnarain
                                           Title: Vice President

                                       DRESDNER BANK AG, NEW YORK
                                       BRANCH AND GRAND CAYMAN BRANCH,
                                         by
                                           ----------------------------
                                           Name:
                                           Title:

                                         by
                                           ----------------------------
                                           Name:
                                           Title:

                                       THE FIRST NATIONAL BANK OF
                                       CHICAGO,

                                         by /s/ Frederick T. Crawford
                                           ----------------------------
                                           Name:  Frederick T. Crawford
                                           Title: First Vice President

                                       FIRST UNION NATIONAL BANK,

                                         by /s/ Thomas  L. Stitchberry
                                           ----------------------------
                                           Name:  Thomas L. Stitchberry
                                           Title: SVP

                                       PNC BANK, N.A.

                                         by
                                           ----------------------------
                                           Name:
                                           Title:

                                       SUNTRUST BANK, CENTRAL FLORIDA,
                                       NATIONAL ASSOCIATION,

                                         by
                                           ----------------------------
                                           Name:
                                           Title: